Exhibit 10.16

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

Pricing. UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement. These Services will be provided with the incentives (“Incentives”) as also set forth below. These Incentives shall only be available to the locations and account numbers approved and identified in Addendum A. Account numbers of Customer and its affiliates, each of which is more than fifty percent (50.0%) owned by Customer, may be added or deleted only by mutual written agreement of Customer and UPS and require seven (7) business days notice to UPS to become effective. Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS Standard List Rates available at www.ups.com and are subject to change based on changes to such list rates. Each eligible package (or shipment) and accessorial will receive its applicable Incentive for the term of this Agreement. Incentives are applied on a [***] basis unless otherwise specified. Incentives shall be applied to [***] outbound shipments unless otherwise noted. This Agreement will be subject to periodic review by UPS for Customer compliance.

Automation. Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS. PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone. Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS. Customer agrees to provide smart labels on all packages tendered to UPS. A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS 1Z Tracking Number Bar Code. Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Payment Terms. Customer agrees that all invoices will be paid by Electronic Funds Transfer or by check prior to the agreed upon due date. If the payment method changes during the life of this agreement, UPS reserves the right to reevaluate these incentives and adjust accordingly.

SurePost. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html.

Service. All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff/Terms and Conditions of Service in effect at the time of shipping, each of which are incorporated herein by reference and which may be subject to change without prior notice and which, together with this Agreement, are the entire agreement and understanding between Customer and UPS relating to the relationship under this Agreement, superseding all prior or contemporaneous agreements or understandings. UPS SurePost Service is provided pursuant to the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html, which are also incorporated herein by this reference.

Confidentiality. Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and incentives (“Confidential Information”) unless disclosure is required by law. Customer agrees not to post or publicly display this Confidential Information.

Offer Expiration and Prior Agreements. This offer is void if not accepted by October 11, 2013 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

Term. The Incentives contained in this Agreement take effect on the Monday following the signing of this Agreement or the Effective Date, whichever is later and continue until terminated by either party. Either party may terminate this Agreement at any time upon 30 days prior written notice to the other. In addition to these termination rights, UPS shall have the right to terminate the UPS SurePost Service Incentive Program set forth herein immediately (i) if Customer fails to comply with any term of the UPS SurePost , or (ii) if the US Postal Service eliminates or changes the terms under which it provides the Lightweight Parcel Select Service for packages tendered pursuant to UPS SurePost.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Carrier Agreement Page 1 of 18

UPS		Customer

United Parcel Service Inc.		Boot Barn

By:	/s/ Diana Knight	By:	/s/ Paul Iacono

Title:	AE	Title:	CFO

Address:	1331 S. Vernon Ave.	Address:	15776 Laguna Canyon
	Anaheim, CA 92805		Irvine, CA 92618

Date Signed:	9-25-13	Date Signed:	9-25-2013

Effective Date:	9-30-13

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Carrier Agreement  Page 2 of 18

Addendum A List of Account Numbers

Boot Barn’s UPS accounts identified below shall be included in the Agreement.

The following accounts shall have their activity committed and are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
Section 1 :
[***]	BASKIN/BOOT BARN 120 HIGHWAY 332 LAKE JACKSON, TX 77566
[***]	BOOT BARN CORPORATE 15776 LAGUNA CANYON RD IRVINE, CA 92618	[***]
[***]	BOOT BARN HR 15776 LAGUNA CANYON RD IRVINE, CA 92618
[***]	RCC WESTERN 240 LONG HOLLOW PIKE GOODLETTSVILLE, TN 37072	[***]
[***]	BASKINS - STORE #33 127 NORTHSHORE BLVD SLIDELL, LA 70460
[***]	RCC WESTERN STORE #11 320 W KIMBERLY RD DAVENPORT, IA 52806	[***]
[***]	BOOT BARN 7265 LAS VEGAS BLVD S LAS VEGAS, NV 89119	[***]
[***]	BOOT BARN 1460 W WINNEMUCCA BLVD WINNEMUCCA, NV 89445
[***]	BOOT BARN 1518 CAPITAL AVE CHEYENNE, WY 82001
[***]	BOOT BARN 4519 FRONTIER MALL DR CHEYENNE, WY 82009
[***]	BOOT BARN 1400 DEL RANGE BLVD CHEYENNE, WY 82009
[***]	BOOT BARN 158 N 3RD LARAMIE, WY 82072
[***]	BOOT BARN 1625 STAMPEDE DR CODY, WY 82414
[***]	BOOT BARN 1683 SUNSET ROCK SPRINGS, WY 82901
[***]	BOOT BARN 150 N MAIN SHERIDAN, WY 82801
[***]	BOOT BARN 2610 S DOUGLAS HWY

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 3 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
GILLETTE, WY 82718
[***]	BOOT BARN 3510 E 2ND ST CASPER, WY 82609
[***]	BOOT BARN 727 N FEDERAL RIVERTON, WY 82501
[***]	BOOT BARN 1850 HARRISON BLVD EVANSTON, WY 82930
[***]	BOOT BARN 840 W BROADWAY JACKSON, WY 83002
[***]	BOOT BARN 1920 E ELKO ELKO, NV 89801
[***]	BOOT BARN 2539 ESPLANADE RD CHICO, CA 95973
[***]	BASKIN/BOOT BARN 1220 AIRLINE RD CORPUS CHRISTI, TX 78412
[***]	BOOT BARN 3913 BUCK OWENS BLVD BAKERSFIELD, CA 93308	[***]
[***]	BOOT BARN 101 S BROADWAY SANTA MARIA, CA 93454	[***]
[***]	RCC WESTERN STORE #26 8111 CONCORD MILLS BLVD CONCORD, NC 28027	[***]
[***]	BOOT BARN 12915 MONTEREY HWY SAN MARTIN, CA 95046	[***]
[***]	BOOT BARN 521 6TH STREET TURLOCK, CA 95380	[***]
[***]	BASKIN/BOOT BARN 327 S WHEELER ST JASPER, TX 75951	[***]
[***]	BOOT BARN STORE 85 5720 N ACADEMY BLVD COLORADO SPRINGS, CO 80918
[***]	BOOT BARN/INTERNET 15776 LAGUNA CANYON RD IRVINE, CA 92618	[***]
[***]	BASKIN/BOOT BARN 2990 E PRIEN LAKE RD LAKE CHARLES, LA 70615
[***]	RCC E WAREHOUSE 115 KERMIT LN RAPID CITY, SD 57703
[***]	BASKIN/BOOT BARN 4530 S BROADWAY TYLER, TX 75703	[***]
[***]	BOOT BARN 10910 OLSON DR

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 4 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
RANCHO CORDOVA, CA 95670
[***]	BOOT BARN 2424 HIGHWAY 6 & 50 DR GRAND JUNCTION, CO 81505
[***]	BASKIN/BOOT BARN 240 N NEW RD WACO, TX 76710
[***]	BASKIN/BOOT BARN 3801 NORTH ST NACOGDOCHES, TX 75965	[***]
[***]	BASKIN/BOOT BARN 118 COL. ETHERIDGE BLVD HUNTSVILLE, TX 77340	[***]
[***]	BASKIN/BOOT BARN 620 PAN AMERICAN DR LIVINGSTON, TX 77351	[***]
[***]	BASKIN/BOOT BARN 1001 N MAIN LIBERTY, TX 77575	[***]
[***]	BASKIN/BOOT BARN 620 PAN AMERICAN DR LIVINGSTON, TX 77351
[***]	RCC WESTERN 8105 MOORES LN BRENTWOOD, TN 37027
[***]	RCC WESTERN 3134 N 11TH ST BISMARCK, ND 58503
[***]	BASKIN/BOOT BARN 10203 BIRCHRIDGE DR HUMBLE, TX 77338
[***]	BASKIN/BOOT BARN 8154 AGORA PARKWAY SELMA, TX 78154
[***]	BOOT BARN 6587 VENTURA BLVD VENTURA, CA 93003
[***]	BOOT BARN 27564 SIERRA HWY CANYON COUNTRY, CA 91351
[***]	BOOT BARN 3394 TYLER ST RIVERSIDE, CA 92503
[***]	BOOT BARN 23762-B MERCURY RD LAKE FOREST, CA 92630
[***]	BOOT BARN 18420 HAWTHORNE BLVD TORRANCE, CA 90504
[***]	BOOT BARN 659 W ARROW HWY SAN DIMAS, CA 91773
[***]	BOOT BARN 4411 MERCURY SAN DIEGO, CA 92111
[***]	BOOT BARN 27250 MADISON AVE

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 5 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
TEMECULA, CA 92590
[***]	BOOT BARN 13785 PARK AVE VICTORVILLE, CA 92392
[***]	BOOT BARN 43529 13 ST LANCASTER, CA 93534
[***]	BOOT BARN 3462 KATELLA ST LOS ALAMITOS, CA 90720
[***]	BOOT BARN 7020 TOPANGA CANYON BLVD CANOGA PARK, CA 91303
[***]	BOOT BARN 6322 W SAHARA AVE LAS VEGAS, NV 89146
[***]	BOOT BARN 4250 E BONANZA AVE LAS VEGAS, NV 89110
[***]	RCC WESTERN STORE #14 3902 13TH AVE SW FARGO, ND 58103	[***]
[***]	BOOT BARN 607 N TUSTIN AVE ORANGE, CA 92867
[***]	BOOT BARN 1414 W 7TH ST UPLAND, CA 91786
[***]	BOOT BARN 464 E REDLANDS BLVD SAN BERNARDINO, CA 92408
[***]	BOOT BARN 2405 W VISTA WAY OCEANSIDE, CA 92054
[***]	BOOT BARN 853 ARNELLE AVE EL CAJON, CA 92020
[***]	SOURCE ONE OFFICE PRODUCTS 12434 BELLFLOWER BLVD DOWNEY, CA 90242
[***]	BOOT BARN 4670 CENTRAL WAY FAIRFIELD, CA 94534
[***]	BILLY BOB’S BOOT OUTLET #24 10246 W NATIONAL AVE MILWAUKEE, WI 53227	[***]
[***]	RCC WESTERN & WORK STORE 2431 E COLORADO BLVD SPEARFISH, SD 57783
[***]	RCC WESTERN & WORK STORE 510027 HIGHWAY 6 AND 24 GLENWOOD SPRINGS, CO 81601
[***]	BASKIN/BOOT BARN 2309 HWY 79 HENDERSON, TX 75654	[***]
[***]	BASKIN/BOOT BARN 1300 E PINECREST	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 6 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
MARSHALL, TX 75670
[***]	BOOT BARN 327 S 24TH ST BILLINGS, MT 59102
[***]	BASKIN/BOOT BARN 3445 GULF FWY DICKINSON, TX 77539	[***]
[***]	BOOT BARN 7909 W CAMPO BELLO DR GLENDALE, AZ 85308	[***]
[***]	RCC WESTERN STORE # 38 506 N KIWANIS AVE SIOUX FALLS, SD 57104
[***]	BOOT BARN 1208 20TH AVE SW MINOT, ND 58701
[***]	BASKIN/BOOT BARN 850 N MAIN ST VIDOR, TX 77662	[***]
[***]	BASKIN/BOOT BARN 1908 N FRAZIER ST CONROE, TX 77301	[***]
[***]	BASKIN/BOOT BARN 4123 GIBSON LN TEXARKANA, TX 75503
[***]	BOOT BARN 3429 DILLON DR PUEBLO, CO 81008
[***]	BOOT BARN 840 BIDDLE RD MEDFORD, OR 97504
[***]	BOOT BARN 4414 S COLLEGE AVE FORT COLLINS, CO 80525
[***]	BOOT BARN % GEORGIA SMITH 11853 LEBANON RD MOUNT JULIET, TN 37122
[***]	RCC WESTERN STORE #20 4800 GOLF RD EAU CLAIRE, WI 54701	[***]
[***]	BOOT BARN 830 S CAMINO DEL RIO DURANGO, CO 81301
[***]	BASKIN/BOOT BARN 1131 N BURLESON BLVD BURLESON, TX 76028
[***]	BOOT BARN 2221 NE 3RD ST BEND, OR 97701
[***]	BASKIN/BOOT BARN 3201 N HWY 75 SHERMAN, TX 75090
[***]	BASKIN/BOOT BARN 2419 GILMER RD LONGVIEW, TX 75604
[***]	BOOT BARN STORE 94 1175 ADDISON AVE E

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 7 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
TWIN FALLS, ID 83301
[***]	BOOT BARN STORE 105 2520 US HIGHWAY 441/27 FRUITLAND PARK, FL 34731	[***]
[***]	BASKIN/BOOT BARN 3320 AMBASSADOR CAFFERY PKWY LAFAYETTE, LA 70506
[***]	BASKIN/BOOT BARN 10553 N MALL DR BATON ROUGE, LA 70809
[***]	BASKIN/BOOT BARN 24421 KATY FWY KATY, TX 77494
[***]	BOOT BARN 1710 S ALMA SCHOOL RD MESA, AZ 85210
[***]	BOOT BARN 1340 SPRING ST PASO ROBLES, CA 93446	[***]
[***]	RCC WESTERN STORE #32 3443 SW WILLISTON RD GAINESVILLE, FL 32608	[***]
[***]	BOOT BARN 603 COLUSA AVE YUBA CITY, CA 95991
[***]	BOOT BARN STORE 100 51027 HIGHWAY 6 AND 24 GLENWOOD SPRINGS, CO 81601
[***]	RCC WESTERN STORE #7 386 N GARDEN BLOOMINGTON, MN 55425	[***]
[***]	RCC WESTERN STORE #18 4400 SERGEANT RD SIOUX CITY, IA 51106	[***]
[***]	RCC WESTERN STORE #12 1551 VALLEY WEST DR WEST DES MOINES, IA 50266	[***]
[***]	RCC WESTERN STORE #19 1850 ADAMS ST MANKATO, MN 56001	[***]
[***]	RCC WESTERN STORE #17 4201 W DIVISION ST SAINT CLOUD, MN 56301	[***]
[***]	RCC WESTERN STORE #10 635 KIRKWOOD MALL BISMARCK, ND 58504	[***]
[***]	RCC WESTERN STORE #15 2400 10TH ST SW MINOT, ND 58701	[***]
[***]	RCC WESTERN STORE #16 2800 S COLUMBIA RD GRAND FORKS, ND 58201	[***]
[***]	RCC WESTERN STORE #8 1180 CREEK DR RAPID CITY, SD 57703	[***]
[***]	WORK WAREHOUSE #27 2255 HAINES AVE	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 8 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
RAPID CITY, SD 57701
[***]	RCC WESTERN STORE #38 2805 W 41ST ST SIOUX FALLS, SD 57105	[***]
[***]	BOOT BARN 4401 GRANITE DR ROCKLIN, CA 95677
[***]	BASKIN/BOOT BARN 725 E VILLA MARIA BRYAN, TX 77802	[***]
[***]	RCC WESTERN STORE #21 800 N GREEN RIVER RD EVANSVILLE, IN 47715	[***]
[***]	RCC WESTERN WEAR 3120 N OAK STREET EXT VALDOSTA, GA 31605
[***]	BOOT BARN 960 6TH STREET NORCO, CA 92860
[***]	BOOT BARN 10299 E STOCKTON BLVD ELK GROVE, CA 95624
[***]	BASKIN/BOOT BARN 4600 S MEDFORD DR LUFKIN, TX 75901	[***]
[***]	RCC WESTERN STORE #25 405 OPRY HILLS DR NASHVILLE, TN 37214
[***]	BOOT BARN 5320 S FREEWAY PARK DR RIVERDALE, UT 84405
[***]	BOOT BARN 1108 NW FRONTAGE RD TROUTDALE, OR 97060
[***]	BASKIN/BOOT BARN 3111 MIDWESTERN PKWY WICHITA FALLS, TX 76308
[***]	BOOT BARN #177 2201 MEMORIAL DR ALEXANDRIA, LA 71301
[***]	BOOT BARN 1799 RETHERFORD ST ST TULARE, CA 93274
[***]	BOOT BARN 1950 E 20 TH ST CHICO, CA 95928
[***]	BOOT BARN 3300 BROADWAY EUREKA, CA 95501
[***]	BOOT BARN 1705 HIGHWAY ANDERSON, CA 96007
[***]	BOOT BARN 285 W SHAW AVE CLOVIS, CA 93612
[***]	BOOT BARN 2225 PLAZA WAY

***   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 9 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
MODESTO, CA 95350
[***]	BOOT BARN 1445 SANTA ROSA AVE SANTA ROSA, CA 95404
[***]	BOOT BARN 1928 N MAIN ST SALINAS, CA 93906
[***]	BOOT BARN 1203 S CARSON CARSON CITY, NV 89701
[***]	BOOT BARN 3345 KIETZKE LN RENO, NV 89502
[***]	BASKIN/BOOT BARN 28000 SW FREEWAY ROSENBERG, TX 77471
[***]	BOOT CORRAL #9 6170 GRAND AVE GURNEE, IL 60031	[***]
[***]	BOOT BARN CORPORATE 15776 LAGUNA CANYON RD IRVINE, CA 92618	[***]
[***]	BASKINS DEPT STORE #31 9795 FM 1960 HUMBLE, TX 77338
[***]	BASKINS DEPT STORE #32 6550 GARTH RD BAYTOWN, TX 77521
[***]	BOOT BARN 1955 S CASINO DR LAUGHLIN, NV 89029
[***]	BOOT BARN 6210 SAN MATEO BLVD NE ALBUQUERQUE, NM 87109
[***]	BOOT BARN 6600 MENAUL BLVD NE ALBUQUERQUE, NM 87110
[***]	BOOT BARN 3320 E STOCKTON HILL RD KINGMAN, AZ 86401
[***]	BOOT BARN 3776 S 16TH AVE TUCSON, AZ 85713
[***]	BOOT BARN 3719 N ORACLE RD TUCSON, AZ 85705
[***]	BOOT BARN 3500 E ROUTE 66 FLAGSTAFF, AZ 86004
[***]	BOOT BARN #0055 284 W MARIPOSA RD NOGALES, AZ 85621
[***]	BOOT BARN 242 W 32ND ST YUMA, AZ 85364
[***]	BOOT BARN 7321 PAV WAY

***   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 10 of 18

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
PRESCOTT VALLEY, AZ 86314
[***]	BOOT BARN
700 S TELSHOR BLVD
LAS CRUCES, NM 88001
[***]	BOOT BARN
2700 S WOODLANDS VILLAGE BLVD
FLAGSTAFF, AZ 86001
[***]	BOOT BARN
2200 EL MERCADO LOOP
SIERRA VISTA, AZ 85635
[***]	BOOT BARN
804 HIGHWAY 491
GALLUP, NM 87301
[***]	BOOT BARN
10701 NW CORRALES RD
ALBUQUERQUE, NM 87114
[***]	BOOT BARN
4250 CERRILLOS RD
SANTA FE, NM 87507
[***]	BOOT BARN #0067
4601 E MAIN ST
FARMINGTON, NM 87402
[***]	BOOT BARN
4481 S WHITE MOUNTAIN RD
SHOW LOW, AZ 85901
[***]	BOOT BARN
6701 E BROADWAY BLVD
TUCSON, AZ 85710

The following accounts shall have their activity committed as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS
Section 2:
[***]	BOOT BARN IRVINE, CA 92618

*If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

** The commodity tier displayed is for Hundredweight outbound [***]. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight Service Contract Agreement.UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).The stated commodity tier set forth in this Addendum supersedes the commodity tier set forth in any existing Hundredweight Service Contract Agreement between the parties.

UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).

***   Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum A Page 11 of 18

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified. (1)

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -5	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6 -10	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11 -20	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -3	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4 -9	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10 -70	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -16	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 12 of 18

[***] - Incentives Off Effective Rates - [***]

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the Dimensional Weight (Custom Divisor) factor below for any package shipped using the indicated service . All other services and/or zones not specified will be billed using the Dimensional Weight divisor set forth in the UPS Rate and Service Guide in effect at the time of shipment.

Custom Dimensional Weight Divisor : [***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

The incentives stated above are valid from July 20, 2013 to July 9, 2016.

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the lower of either the Dimensional Weight Threshold factor below or the Dimensional Weight Threshold factor in effect at the time of shipping as indicated in the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html. All shippers, services and zones not specified will be billed using the Dimensional Weight factor indicated in the UPS SurePost Terms of Service effective at the time of the shipment.

Dimensional Weight (Custom Cubic Inch Threshold) by Zone
[***]
[***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

Portfolio Tier Incentive

Each eligible package will receive an incentive per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the cumulative [***] (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a [***] basis.

Base Weekly Transportation Charges Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 13 of 18

Base Weekly Transportation Charges Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

For the first [***] of this agreement, discounts per the schedule for eligible services will be applied based on [***].

After the first [***] of this agreement, [***] charges per [***] will be based on [***] through the [***]. Average [***] charges per [***] is defined as the [***] from eligible and committed services for the given time period divided by the number of [***] in the time period.

The following products will be included in determining the appropriate bands of the customer: Service(s) listed in Group(s) [***] of the Committed Services section at the end of the Addendum B.

For the purposes of determining the appropriate band of the customer, UPS will consider activity by the account numbers specified in Addendum A , Section 2.

Minimum Net Charge

For each shipment, Customer agrees to pay the greater of the (a) net shipment charge based on the above incentives or (b) the minimum net shipment charge. When applicable, Minimum net shipment charge is calculated by deducting the applicable amount (by zone) in the table below from the published list rate for the respective service.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the Rate Per Letter Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 14 of 18

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]
[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]
[***]	[***]	[***]

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service	Minimum Per	Zone	Base Rate	Adjustment
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 15 of 18

Service	Minimum Per	Zone	Base Rate	Adjustment
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Accessorials	Incentives
[***]	[***] Off Effective Rates

The incentives stated above apply for the period July 20, 2013 through July 9, 2016.

Accessorials	Incentives
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates

The incentives stated above apply for the period July 20, 2013 through June 6, 2043.

Destination Area Surcharge(s) - Incentives per Shipment

Service(s)	Country/ Zone	Delivery Area - Extended	Delivery Area
[***]	[***]	[***] Off	[***] Off

Committed Services:

All Small Package Freight: Domestic and Export transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All International Import:  Import transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All UPS Freight(3): The following [***] will be used to determine the customer’s incentive levels: [***].

All UPS Ground with Freight Pricing: The following service(s) will be used to determine the band of the customer: [***].

Rate Cap Summary:

UPS and Customer have mutually agreed to a maximum rate increase amount on the Standard List Rates and minimum shipment charges in accordance with the terms set forth below. The maximum rate increase amount only applies to Standard List Rates and not to any other surcharges, accessorials or fees. Should UPS increase its Standard List Rates (hereinafter a “General Rate Increase”), Customer’s incentives in Addendum B will be evaluated to determine if they need to be adjusted upward to maintain the maximum increase as listed in the table below (hereinafter the “Rate Cap Percentage”).

Any applicable incentive adjustments will be calculated using the specific impact of the General Rate Increase on Customer’s volume distribution.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 16 of 18

Customer’s volume distribution will be based on a sample of Customer’s business tendered to UPS. Should a statistically viable sampling not be available for a specific UPS product, UPS will calculate the applicable incentive adjustment using the announced General Rate Increase amount. If the General Rate Increase is used or if Customer’s actual shipping characteristics change, Customer’s effective rate increase may be greater or less than the Rate Cap Percentage.

If the incentive evaluation process determines that the Customer’s rate increase for a product is less than the Rate Cap Percentage, no adjustments to incentives will occur. Customer’s adjusted incentives, if any, will become Customer’s revised incentives and will apply to Customer thereafter. Notwithstanding anything to the contrary, the Rate Cap Percentage does not apply to any changes in additional charges. Additional charges are defined as fees for value added services, accessorial charges, other charges or surcharges.

When evaluating if any incentive adjustments are required as part of this agreement, UPS will adjust the Rate Cap Percentage to account for any changes in Standard List Rates that may occur as a result of an adjustment to the applicable fuel surcharge index. For example, if Customer’s rate cap is 5.0% and UPS increases Standard List Rates by an effective 6.0%, where 1.0% of the increase is part of a 1.0% net reduction in the fuel surcharge index, Customer will take the full 6.0% increase with the net effect being a 5.0% increase.

Year of Rate Increase
Service(s)	2014	2015	2016
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

** Minimum shipment charges are capped (the net minimum shipment charge will not increase more than the negotiated rate cap). For products not indicated any applicable minimum shipment charge will float based on changes to the Standard List Rates.

Electronic PLD Bonus

The incentives detailed earlier in this Agreement include an Electronic PLD bonus up to the amount defined in the table below. Shipments tendered via non-Electronic PLD will not receive this bonus. At no point will non-application of the bonus result in net rates that exceed the published rates in effect at the time of shipment. The bonus will be applicable to all shipments paid for by accounts in this agreement.

Service(s)	Electronic PLD Bonus
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 17 of 18

Service(s)	Electronic PLD Bonus
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

The following methods of providing UPS shipment information will be considered non-electronic for this agreement: [***].

All other shipment information will be considered electronic PLD.

Notes:

(1)   Incentives are based on and derived from the most recently published Standard List Rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html. Transportation charges for UPS SurePost packages will be included in any applicable Small Package Freight commitments.

(3)   For [***] services, the rolling average used to calculate the tier band will be based on [***] charges that will be one week behind the [***] charges used to calculate the tier.

[***]  Includes all available billing options and return services with the exception of [***] services. Please refer to the UPS Tariff/Terms and Conditions for additional information on available billing options.

[***]  Undeliverable Packages will be returned as specified in the UPS Terms and Conditions. Any incentives in effect at the time of shipment for the service in which an undeliverable package is shipped will be applied to the undeliverable package.

*  [***] is committed based on net [***] charges.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P780025560 - 02

Addendum B Page 18 of 18

Contract Carrier Agreement

Addendum C

Terms of Contract

Boot Barn, including all of its subsidiaries, (Customer) and United Parcel Service, Inc. (US) hereby agree that the UPS Carrier Agreement (P780025560), effective September 30, 2013, is amended as follows:

1.              Minimum Commitment Fee. In consideration of the rates and discounts provided to Customer under this Agreement, Customer agrees to designate UPS as Customer’s primary carrier of choice throughout the Term of this Agreement, and to tender to UPS a minimum volume of shipments to achieve an average of no less than [***] per [***] in gross Transportation Charges during any [***] period (“Minimum Commitment”), unless Customer’s shipping volume declines due to conditions outside Customer’s control.

If UPS determines that Customer has failed to meet the Minimum Commitment during any [***] period, UPS reserves the right to assess a one-time charge in the amount of [***].

2.              Early Termination Fee. If Customer terminates this Agreement during [***] of this Agreement, UPS reserves the right to assess an Early Termination Fee in the amount of [***]. Customer agrees that the incentives provided herein will not be made negotiable during the term of this Agreement.

3.              Divestiture. If Customer eliminates or divests itself of an Affiliate or Shipping Location during the Term of the Agreement, Customer shall immediately notify UPS in writing of such change. If such Affiliate or Shipping Location was eligible to receive the Incentives under this Agreement immediately prior to such divestment, UPS, in its sole discretion, may allow the divested Shipping Location or Affiliate to continue under this Agreement for a period not to exceed six (6) months (the “Transition Period”). At the end of the Transition Period and subject to any change in Customer’s Incentives based on changed shipping characteristics, UPS shall remove the divested Shipping Location or Affiliate from this Agreement and any amounts attributable to the divested Shipping Location or Affiliate shall be removed from Customer’s current Incentives calculation as set forth in the Agreement. UPS and Customer may also negotiate in good faith any related changes to Minimum Commitment Fee and Early Termination Fee.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

This contract offer is void if an executed copy is not returned to UPS by 10/05/13

Addendum C Page 1 of 2

4.              Acquisition. If during the Term of this Agreement, Customer acquires an Affiliate as defined herein or if Customer is acquired, the Affiliate may be added to this Agreement, subject to UPS’s approval, within ninety (90) days of Customer’s written request to add such Affiliate and subject to any change in Customer’s Incentives based on changed shipping characteristics.

Assignment. Neither party may assign, sell, transfer, or otherwise dispose of, whether voluntarily or involuntarily, by merger, change of control, or corporate reorganization, by operation of law or otherwise, this Agreement, or any of its rights or obligations without the prior written consent of the other party, which consent will not be unreasonably withheld. In the event customer sells substantially all of its assets or sells the majority of its ownership interests to a single unrelated third party, the Early Termination Fee would not be assessed provided that UPS is maintained as the primary carrier of choice for Customers business for the duration of the agreement. Except as otherwise provided herein, any attempted assignment, sale, transfer, or other disposition by a party without the prior written consent of the other party shall be void and without force or effect.

This addendum supersedes any previous addendum as of the effective date.

Unless expressly changed by this Amendment, all other terms and conditions of the Agreement will remain valid and enforceable. In the event of a conflict between this Amendment and the Agreement, this Amendment will prevail.

This offer is void if not accepted by October 5, 2013 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

UNITED PARCEL SERVICE, INC		BOOT BARN

By:	/s/ Diana Knight	By:	/s/ Paul Iacono
	(An Authorized Representative)		(An Authorized Representative)
Print Name:	Diana Knight	Print Name:	Paul Iacono
Title:	AE	Title:	CFO
Address:	1331 S. Vernon	Address:	15776 Laguna Canyon
	Anaheim, CA 92805		Irvine, CA 92618
Date Signed:	9-25-2013	Date Signed:	9-25-2013

Effective Date:

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

This contract offer is void if an executed copy is not returned to UPS by 10/05/13

Addendum C Page 2 of 2

Addendum to Carrier Agreement

Between

Boot Barn and United Parcel Service Inc.

Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”) here by agree that the Carrier Agreement - P780025560 (the “Agreement”) is hereby amended by this addendum (“Addendum”) as of the date set forth below which shall be the effective date (the “Effective Date”). The Addendum supersedes any prior amendments or addenda and is incorporated into and made part of the Agreement to the extent any provisions of this Addendum are inconsistent with, conflict with, or vary from the provisions of the Agreement, the provisions of this Addendum shall control. Terms not defined in this Addendum shall have the meaning set forth in the Agreement. All other terms and conditions of the Agreement shall continue in full force and effect except as modified herein.

The following is added to the Agreement:

All incentives contained in this Addendum apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified.

1.   Change of bid number. For purposes of adding freight collect, third party and return service billing options to the incentive structure of the current agreement, a new bid number (P050025848) will be implemented as of the effective date of this Addendum.

2.   Freight Collect, Third Party and Return Service billing options. Freight collect, third party and return service billing options are added to the Agreement and eligible for incentives as of the effective date of this Addendum for services included in the Agreement.

3.   Freight Collect, Third Party and Return services committed. All base transportation freight collect, third party and return service revenues for committed services in the Agreement will be included to determine the band.

This offer is void if not accepted by November 6, 2013 (“Deadline”). Customer may accept Addendum by providing a duly signed copy of this Addendum to UPS by the Deadline. This Addendum supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

UPS United Parcel Service, Inc		Customer Boot Barn

By:	/s/ Diana Knight	By:	/s/ Donald Petersen

Title:	AE	Title:	Vice President, Supply Chain

Address:	1331 S. Vernon	Address:	15776 Laguna Canyon Rd.

	Anaheim, CA 92805		Irvine, CA

Date Signed:	10/25/13	Date Signed:	10/25/13

Effective Date:

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

Carrier Agreement

This Agreement (“Agreement”) is made and entered into by and between Boot Barn (“Customer”) and United Parcel Service Inc., an Ohio Company (“UPS”).

Pricing. UPS will provide the pickup and delivery services (“Services”) as set forth below subject to the terms of this Agreement. These Services will be provided with the incentives (“Incentives”) as also set forth below. These Incentives shall only be available to the locations and account numbers approved and identified in Addendum A. Account numbers of Customer and its affiliates, each of which is more than fifty percent (50.0%) owned by Customer, may be added or deleted only by mutual written agreement of Customer and UPS and require seven (7) business days notice to UPS to become effective. Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

Customer acknowledges and agrees that the Incentives and the minimum rates in Addendum B are based on and derived from the most recently published UPS Standard List Rates available at www.ups.com and are subject to change based on changes to such list rates. Each eligible package (or shipment) and accessorial will receive its applicable Incentive for the term of this Agreement. Incentives are applied on a [***] basis unless otherwise specified. Incentives shall be applied to [***] outbound shipments unless otherwise noted. This Agreement will be subject to periodic review by UPS for Customer compliance.

Automation. Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail (“PLD”) in a form acceptable to UPS. PLD includes, but is not limited to, consignee’s full name, complete delivery address, package weight and zone. Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS. Customer agrees to provide smart labels on all packages tendered to UPS. A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS 1Z Tracking Number Bar Code. Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

Payment Terms. Customer agrees that all invoices will be paid by Electronic Funds Transfer or by check prior to the agreed upon due date. If the payment method changes during the life of this agreement, UPS reserves the right to reevaluate these incentives and adjust accordingly.

SurePost. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html.

Service. All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff/Terms and Conditions of Service in effect at the time of shipping, each of which are incorporated herein by reference and which may be subject to change without prior notice and which, together with this Agreement, are the entire agreement and understanding between Customer and UPS relating to the relationship under this Agreement, superseding all prior or contemporaneous agreements or understandings. UPS SurePost Service is provided pursuant to the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html, which are also incorporated herein by this reference.

Confidentiality. Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and incentives (“Confidential Information”) unless disclosure is required by law. Customer agrees not to post or publicly display this Confidential Information.

Offer Expiration and Prior Agreements. This offer is void if not accepted by February 9, 2014 (“Deadline”). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supersedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

Term. The Incentives contained in this Agreement take effect on the Monday following the signing of this Agreement or the Effective Date, whichever is later and continue until terminated by either party. Either party may terminate this Agreement at any time upon 30 days prior written notice to the other. In addition to these termination rights, UPS shall have the right to terminate the UPS SurePost Service Incentive Program set forth herein immediately (i) if Customer fails to comply with any term of the UPS SurePost , or (ii) if the US Postal Service eliminates or changes the terms under which it provides the Lightweight Parcel Select Service for packages tendered pursuant to UPS SurePost.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Carrier Agreement Page 1 of 20

Addendum A List of Account Numbers

Boot Barn’s UPS accounts identified below shall be included in the Agreement.

The following accounts shall have their activity committed and are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
Section 1 :
[***]	BASKIN/BOOT BARN #164
120 HIGHWAY 332
LAKE JACKSON, TX 77566
[***]	BOOT BARN CORPORATE	[***]
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	BOOT BARN HR
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	BOOT BARN
1951 S 25TH E
AMMON, ID 83406
[***]	RCC WESTERN	[***]
240 LONG HOLLOW PIKE
GOODLETTSVILLE, TN 37072
[***]	BOOT BARN STORE 132
3662 BROOKS ST
MISSOULA, MT 59801
[***]	BOOT BARN STORE 134
2651 W 29TH ST
GREELEY, CO 80631
[***]	BOOT BARN STORE 133
8698 E RAINTREE ST
SCOTTSDALE, AZ 85260
[***]	BOOT BARN STORE 0136
2020 GUNBARRELL RD
CHATTANOOGA, TN 37421
[***]	BASKINS/BOOT BARN STORE 183
127 NORTHSHORE BLVD
SLIDELL, LA 70460
[***]	BOOT BARN
1681 3RD AVE W
DICKINSON, ND 58601
[***]	RCC WESTERN STORE #11	[***]
320 W KIMBERLY RD
DAVENPORT, IA 52806
[***]	BOOT BARN	[***]
7265 LAS VEGAS BLVD S
LAS VEGAS, NV 89119
[***]	BOOT BARN
1460 W WINNEMUCCA BLVD
WINNEMUCCA, NV 89445
[***]	BOOT BARN
1518 CAPITAL AVE

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 2 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
CHEYENNE, WY 82001
[***]	BOOT BARN
4519 FRONTIER MALL DR
CHEYENNE, WY 82009
[***]	BOOT BARN
1400 DEL RANGE BLVD
CHEYENNE, WY 82009
[***]	BOOT BARN
158 N 3RD
LARAMIE, WY 82072
[***]	BOOT BARN
1625 STAMPEDE DR
CODY, WY 82414
[***]	BOOT BARN
1683 SUNSET
ROCK SPRINGS, WY 82901
[***]	BOOT BARN
150 N MAIN
SHERIDAN, WY 82801
[***]	BOOT BARN
2610 S DOUGLAS HWY
GILLETTE, WY 82718
[***]	BOOT BARN
3510 E 2ND ST
CASPER, WY 82609
[***]	BOOT BARN
727 N FEDERAL
RIVERTON, WY 82501
[***]	BOOT BARN
1850 HARRISON BLVD
EVANSTON, WY 82930
[***]	BOOT BARN
840 W BROADWAY
JACKSON, WY 83002
[***]	BOOT BARN
1920 E ELKO
ELKO, NV 89801
[***]	BOOT BARN
2539 ESPLANADE RD
CHICO, CA 95973
[***]	BASKIN/BOOT BARN #169
1220 AIRLINE RD
CORPUS CHRISTI, TX 78412
[***]	BOOT BARN	[***]
3913 BUCK OWENS BLVD
BAKERSFIELD, CA 93308
[***]	BOOT BARN	[***]
101 S BROADWAY
SANTA MARIA, CA 93454
[***]	BOOT BARN #184
7544 MEMORIAL BLVD
PORT ARTHUR, TX 77642
[***]	RCC/BOOT BARN STORE 126	[***]
8111 CONCORD MILLS BLVD
CONCORD, NC 28027
[***]	BOOT BARN	[***]
12915 MONTEREY HWY
SAN MARTIN, CA 95046
[***]	BOOT BARN	[***]
521 6TH STREET

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 3 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
TURLOCK, CA 95380
[***]	BASKIN/BOOT BARN #160	[***]
327 S WHEELER ST
JASPER, TX 75951
[***]	BOOT BARN STORE 85
5720 N ACADEMY BLVD
COLORADO SPRINGS, CO 80918
[***]	BOOT BARN/INTERNET	[***]
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	BASKIN/BOOT BARN #175
2990 E PRIEN LAKE RD
LAKE CHARLES, LA 70615
[***]	RCC E WAREHOUSE
115 KERMIT LN
RAPID CITY, SD 57703
[***]	BASKIN/BOOT BARN	[***]
4530 S BROADWAY
TYLER, TX 75703
[***]	BOOT BARN
10910 OLSON DR
RANCHO CORDOVA, CA 95670
[***]	BOOT BARN
2424 HIGHWAY 6 & 50 DR
GRAND JUNCTION, CO 81505
[***]	BASKIN/BOOT BARN #171
240 N NEW RD
WACO, TX 76710
[***]	BASKIN/BOOT BARN	[***]
3801 NORTH ST
NACOGDOCHES, TX 75965
[***]	BASKIN/BOOT BARN STORE 158	[***]
118 COL. ETHERIDGE BLVD
HUNTSVILLE, TX 77340
[***]	BASKIN/BOOT BARN #154	[***]
620 PAN AMERICAN DR
LIVINGSTON, TX 77351
[***]	BASKIN/BOOT BARN	[***]
1001 N MAIN
LIBERTY, TX 77575
[***]	BASKIN/BOOT BARN
620 PAN AMERICAN DR
LIVINGSTON, TX 77351
[***]	RCC WESTERN
8105 MOORES LN
BRENTWOOD, TN 37027
[***]	RCC WESTERN
3134 N 11TH ST
BISMARCK, ND 58503
[***]	BASKIN/BOOT BARN
10203 BIRCHRIDGE DR
HUMBLE, TX 77338
[***]	BASKIN/BOOT BARN #173
8154 AGORA PARKWAY
SELMA, TX 78154
[***]	BOOT BARN
6587 VENTURA BLVD

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 4 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
VENTURA, CA 93003
[***]	BOOT BARN
27564 SIERRA HWY
CANYON COUNTRY, CA 91351
[***]	BOOT BARN
3394 TYLER ST
RIVERSIDE, CA 92503
[***]	BOOT BARN
23762-B MERCURY RD
LAKE FOREST, CA 92630
[***]	BOOT BARN
18420 HAWTHORNE BLVD
TORRANCE, CA 90504
[***]	BOOT BARN
659 W ARROW HWY
SAN DIMAS, CA 91773
[***]	BOOT BARN
4411 MERCURY
SAN DIEGO, CA 92111
[***]	BOOT BARN
27250 MADISON AVE
TEMECULA, CA 92590
[***]	BOOT BARN
13785 PARK AVE
VICTORVILLE, CA 92392
[***]	BOOT BARN
43529 13 ST
LANCASTER, CA 93534
[***]	BOOT BARN
3462 KATELLA ST
LOS ALAMITOS, CA 90720
[***]	BOOT BARN
7020 TOPANGA CANYON BLVD
CANOGA PARK, CA 91303
[***]	BOOT BARN
6322 W SAHARA AVE
LAS VEGAS, NV 89146
[***]	BOOT BARN
4250 E BONANZA AVE
LAS VEGAS, NV 89110
[***]	RCC WESTERN STORE #14	[***]
3902 13TH AVE SW
FARGO, ND 58103
[***]	BOOT BARN
607 N TUSTIN AVE
ORANGE, CA 92867
[***]	BOOT BARN
1414 W 7TH ST
UPLAND, CA 91786
[***]	BOOT BARN
464 E REDLANDS BLVD
SAN BERNARDINO, CA 92408
[***]	BOOT BARN
2405 W VISTA WAY
OCEANSIDE, CA 92054
[***]	BOOT BARN
853 ARNELLE AVE

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 5 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
EL CAJON, CA 92020
[***]	SOURCE ONE OFFICE PRODUCTS
12434 BELLFLOWER BLVD
DOWNEY, CA 90242
[***]	BOOT BARN
4670 CENTRAL WAY
FAIRFIELD, CA 94534
[***]	BILLY BOB’S BOOT OUTLET #24	[***]
10246 W NATIONAL AVE
MILWAUKEE, WI 53227
[***]	RCC WESTERN & WORK STORE
2431 E COLORADO BLVD
SPEARFISH, SD 57783
[***]	RCC/BOOT BARN STORE 100
51027 HIGHWAY 6 AND 24
GLENWOOD SPRINGS, CO 81601
[***]	BASKIN/BOOT BARN	[***]
2309 HWY 79
HENDERSON, TX 75654
[***]	BASKIN/BOOT BARN #159	[***]
1300 E PINECREST
MARSHALL, TX 75670
[***]	BOOT BARN
327 S 24TH ST
BILLINGS, MT 59102
[***]	BASKIN/BOOT BARN	[***]
3445 GULF FWY
DICKINSON, TX 77539
[***]	BOOT BARN	[***]
7909 W CAMPO BELLO DR
GLENDALE, AZ 85308
[***]	RCC WESTERN STORE # 38
506 N KIWANIS AVE
SIOUX FALLS, SD 57104
[***]	BOOT BARN
1208 20TH AVE SW
MINOT, ND 58701
[***]	BASKIN/BOOT BARN	[***]
850 N MAIN ST
VIDOR, TX 77662
[***]	BASKIN/BOOT BARN	[***]
1908 N FRAZIER ST
CONROE, TX 77301
[***]	BASKIN/BOOT BARN #172
4123 GIBSON LN
TEXARKANA, TX 75503
[***]	BOOT BARN
3429 DILLON DR
PUEBLO, CO 81008
[***]	BOOT BARN
840 BIDDLE RD
MEDFORD, OR 97504
[***]	BOOT BARN
4414 S COLLEGE AVE
FORT COLLINS, CO 80525
[***]	BOOT BARN % GEORGIA SMITH
11853 LEBANON RD

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 6 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
MOUNT JULIET, TN 37122
[***]	RCC WESTERN STORE #20	[***]
4800 GOLF RD
EAU CLAIRE, WI 54701
[***]	BOOT BARN
830 S CAMINO DEL RIO
DURANGO, CO 81301
[***]	BASKIN/BOOT BARN #174
1131 N BURLESON BLVD
BURLESON, TX 76028
[***]	BOOT BARN
2221 NE 3RD ST
BEND, OR 97701
[***]	BASKIN/BOOT BARN #168
3201 N HWY 75
SHERMAN, TX 75090
[***]	BOOT BARN #166
2419 GILMER RD
LONGVIEW, TX 75604
[***]	BOOT BARN STORE 94
1175 ADDISON AVE E
TWIN FALLS, ID 83301
[***]	BOOT BARN STORE 105	[***]
2520 US HIGHWAY 441/27
FRUITLAND PARK, FL 34731
[***]	BASKIN/BOOT BARN
3320 AMBASSADOR CAFFERY PKWY
LAFAYETTE, LA 70506
[***]	BASKIN/BOOT BARN
10553 N MALL DR
BATON ROUGE, LA 70809
[***]	BASKIN/BOOT BARN
24421 KATY FWY
KATY, TX 77494
[***]	BOOT BARN
1710 S ALMA SCHOOL RD
MESA, AZ 85210
[***]	BOOT BARN	[***]
1340 SPRING ST
PASO ROBLES, CA 93446
[***]	RCC/BOOT BARN STORE 108	[***]
3443 SW WILLISTON RD
GAINESVILLE, FL 32608
[***]	BOOT BARN
603 COLUSA AVE
YUBA CITY, CA 95991
[***]	RCC WESTERN STORE #7	[***]
386 N GARDEN
BLOOMINGTON, MN 55425
[***]	RCC WESTERN STORE #18	[***]
4400 SERGEANT RD
SIOUX CITY, IA 51106
[***]	RCC WESTERN STORE #12	[***]
1551 VALLEY WEST DR
WEST DES MOINES, IA 50266
[***]	RCC WESTERN STORE #19	[***]
1850 ADAMS ST

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 7 of 20

ACCOUNT	NAME AND ADDRESS	Commodity Tier **
MANKATO, MN 56001
[***]	RCC WESTERN STORE #17	[***]
4201 W DIVISION ST
SAINT CLOUD, MN 56301
[***]	RCC WESTERN STORE #10	[***]
635 KIRKWOOD MALL
BISMARCK, ND 58504
[***]	RCC WESTERN STORE #15	[***]
2400 10TH ST SW
MINOT, ND 58701
[***]	RCC WESTERN STORE #16	[***]
2800 S COLUMBIA RD
GRAND FORKS, ND 58201
[***]	RCC WESTERN STORE #8	[***]
1180 CREEK DR
RAPID CITY, SD 57703
[***]	WORK WAREHOUSE #27	[***]
2255 HAINES AVE
RAPID CITY, SD 57701
[***]	RCC WESTERN STORE #38	[***]
2805 W 41ST ST
SIOUX FALLS, SD 57105
[***]	BOOT BARN
4401 GRANITE DR
ROCKLIN, CA 95677
[***]	BASKIN/BOOT BARN #161	[***]
725 E VILLA MARIA
BRYAN, TX 77802
[***]	RCC WESTERN STORE #21	[***]
800 N GREEN RIVER RD
EVANSVILLE, IN 47715
[***]	RCC WESTERN WEAR
3120 N OAK STREET EXT
VALDOSTA, GA 31605
[***]	BOOT BARN
960 6TH STREET
NORCO, CA 92860
[***]	BOOT BARN
10299 E STOCKTON BLVD
ELK GROVE, CA 95624
[***]	BASKIN/BOOT BARN	[***]
4600 S MEDFORD DR
LUFKIN, TX 75901
[***]	RCC WESTERN STORE #25
405 OPRY HILLS DR
NASHVILLE, TN 37214
[***]	BOOT BARN
5320 S FREEWAY PARK DR
RIVERDALE, UT 84405
[***]	BOOT BARN
1108 NW FRONTAGE RD
TROUTDALE, OR 97060
[***]	BASKIN/BOOT BARN #176
3111 MIDWESTERN PKWY
WICHITA FALLS, TX 76308
[***]	BOOT BARN #177
2201 MEMORIAL DR

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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ACCOUNT	NAME AND ADDRESS	Commodity Tier **
ALEXANDRIA, LA 71301
[***]	BOOT BARN
1799 RETHERFORD ST ST
TULARE, CA 93274
[***]	BOOT BARN
3300 BROADWAY
EUREKA, CA 95501
[***]	BOOT BARN
1705 HIGHWAY
ANDERSON, CA 96007
[***]	BOOT BARN
285 W SHAW AVE
CLOVIS, CA 93612
[***]	BOOT BARN
2225 PLAZA WAY
MODESTO, CA 95350
[***]	BOOT BARN
1445 SANTA ROSA AVE
SANTA ROSA, CA 95404
[***]	BOOT BARN
1928 N MAIN ST
SALINAS, CA 93906
[***]	BOOT BARN
1203 S CARSON
CARSON CITY, NV 89701
[***]	BOOT BARN
3345 KIETZKE LN
RENO, NV 89502
[***]	BASKIN/BOOT BARN #167
28000 SW FREEWAY
ROSENBERG, TX 77471
[***]	BOOT CORRAL #9	[***]
6170 GRAND AVE
GURNEE, IL 60031
[***]	BOOT BARN CORPORATE	[***]
15776 LAGUNA CANYON RD
IRVINE, CA 92618
[***]	BASKINS/BOOT BARN STORE 181
9795 FM 1960
HUMBLE, TX 77338
[***]	BASKINS/BOOT BARN STORE 182
6550 GARTH RD
BAYTOWN, TX 77521
[***]	BOOT BARN STORE 137
1183 EGLIN ST
RAPID CITY, SD 57701
[***]	BOOT BARN
1955 S CASINO DR
LAUGHLIN, NV 89029
[***]	BOOT BARN #20
6210 SAN MATEO BLVD NE
ALBUQUERQUE, NM 87109
[***]	BOOT BARN
6600 MENAUL BLVD NE
ALBUQUERQUE, NM 87110
[***]	BOOT BARN
3320 E STOCKTON HILL RD

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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ACCOUNT	NAME AND ADDRESS	Commodity Tier **
KINGMAN, AZ 86401
[***]	BOOT BARN
3776 S 16TH AVE
TUCSON, AZ 85713
[***]	BOOT BARN
3719 N ORACLE RD
TUCSON, AZ 85705
[***]	BOOT BARN
3500 E ROUTE 66
FLAGSTAFF, AZ 86004
[***]	BOOT BARN #0055
284 W MARIPOSA RD
NOGALES, AZ 85621
[***]	BOOT BARN
242 W 32ND ST
YUMA, AZ 85364
[***]	BOOT BARN
7321 PAV WAY
PRESCOTT VALLEY, AZ 86314
[***]	BOOT BARN
700 S TELSHOR BLVD
LAS CRUCES, NM 88001
[***]	BOOT BARN
2700 S WOODLANDS VILLAGE BLVD
FLAGSTAFF, AZ 86001
[***]	BOOT BARN
2200 EL MERCADO LOOP
SIERRA VISTA, AZ 85635
[***]	BOOT BARN
804 HIGHWAY 491
GALLUP, NM 87301
[***]	BOOT BARN
10701 NW CORRALES RD
ALBUQUERQUE, NM 87114
[***]	BOOT BARN
4250 CERRILLOS RD
SANTA FE, NM 87507
[***]	BOOT BARN #0067
4601 E MAIN ST
FARMINGTON, NM 87402
[***]	BOOT BARN
4481 S WHITE MOUNTAIN RD
SHOW LOW, AZ 85901
[***]	BOOT BARN
6701 E BROADWAY BLVD
TUCSON, AZ 85710

The following accounts shall have their activity committed as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS
Section 2:
[***]	BOOT BARN
IRVINE, CA 92618

*If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

** The commodity tier displayed is for Hundredweight outbound [***]. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight Service Contract Agreement.UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).The stated commodity tier set forth in this Addendum supersedes the commodity tier set forth in

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 10 of 20

any existing Hundredweight Service Contract Agreement between the parties.

UPS Hundredweight rates and incentives will only apply to UPS accounts with an active Hundredweight Tier (01-07).

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum A Page 11 of 20

Addendum B Incentives

All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a [***] basis unless otherwise specified. (1)

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -5	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6 -10	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11 -20	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21 -30	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31 -150	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(lbs)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -3	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4 -9	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10 -70	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71 and up	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates

Weight	Zones
(oz)	[***]	[***]	[***]	[***]	[***]	[***]	[***]
1 -16	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Commitment levels for [***] are at least [***] in base transportation charges per [***].

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

[***] - Incentives Off Effective Rates - [***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 12 of 20

[***] - Incentives Off Effective Rates - [***]

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the Dimensional Weight (Custom Divisor) factor below for any package shipped using the indicated service . All other services and/or zones not specified will be billed using the Dimensional Weight divisor set forth in the UPS Rate and Service Guide in effect at the time of shipment.

Custom Dimensional Weight Divisor : [***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

The incentives stated above are valid from November 2, 2013 to September 24, 2016.

[***] - Dimensional Weight

Dimensional Weight

UPS will apply the lower of either the Dimensional Weight Threshold factor below or the Dimensional Weight Threshold factor in effect at the time of shipping as indicated in the UPS SurePost Terms of Service, located at www.ups.com/content/us/en/preferred/lws_index.html. All shippers, services and zones not specified will be billed using the Dimensional Weight factor indicated in the UPS SurePost Terms of Service effective at the time of the shipment.

Dimensional Weight (Custom Cubic Inch Threshold) by Zone

[***]
[***]

UPS reserves the right to re-evaluate the package characteristics and adjust the Dimensional Weight (Custom Divisor\ Custom Cubic Inch Threshold) accordingly upon 30 days written notice to Customer.

Portfolio Tier Incentive

Each eligible package will receive an incentive per the following schedule based on a [***] rolling average of eligible packages tendered to UPS. The band determination is based on the cumulative [***] (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a [***] basis.

Base Weekly Transportation Charges Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 13 of 20

Base Weekly Transportation Bands - ($)
Service(s)	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Average [***] charges per [***] will be based on [***]. Average [***] charges per [***] is defined as the [***] charges per [***] from all eligible and committed services for the given time period divided by the number of [***] in the time period.

Incentives effective from January 4, 2014 to September 19, 2043. The following products will be included in determining the appropriate bands of the customer: Service(s) listed in Group(s) [***] of the Committed Services section at the end of the Addendum B.

For the purposes of determining the appropriate band of the customer, UPS will consider activity by the account numbers specified in Addendum A , Section 2.

Minimum Net Charge

For each shipment, Customer agrees to pay the greater of the (a) net shipment charge based on the above incentives or (b) the minimum net shipment charge. When applicable, Minimum net shipment charge is calculated by deducting the applicable amount (by zone) in the table below from the published list rate for the respective service.

Incentives effective from November 2, 2013 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

[***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to September 19, 2043.

[***] - Adjustment to the Rate Per Letter Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 14 of 20

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the Rate Per Letter Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from November 2, 2013 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]
[***]	[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum B Page 15 of 20

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to September 19, 2043.

Service: [***] - Adjustment to the Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from November 2, 2013 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]
[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

(Continued)

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]
[***]	[***]	[***]

Incentives effective from January 4, 2014 to September 19, 2043.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

P050025848

Addendum B Page 16 of 20

Service: [***] - Adjustment to the [***] Rate Per Shipment Per Zone ($)

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Service	Minimum Per	Zone	Base Rate	Adjustment
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Letter	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from November 2, 2013 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from January 4, 2014 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from November 2, 2013 to September 19, 2043.
[***]	Package	[***]	[***]	[***]
Incentives effective from November 2, 2013 to September 19, 2043.
[***]	Package	[***]	[***]	[***]

Accessorials	Incentives
[***]	[***] Off Effective Rates

The incentives stated above apply for the period November 2, 2013 through September 24, 2016.

Accessorials	Incentives
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates
[***]	[***] Off Effective Rates

The incentives stated above apply for the period November 2, 2013 through September 19, 2043.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 17 of 20

[***] - Incentives per Shipment

Service(s)	Country/ Zone	Delivery Area - Extended	Delivery Area
[***]	[***]	[***] Off	[***] Off

Committed Services:

All Small Package Freight: Domestic and Export transportation charges from the following: [***] will be used to determine the customer’s incentive levels: [***].

All International Import:  Import transportation charges from the following:  [***] will be used to determine the customer’s incentive levels: [***].

All UPS Freight(3): The following [***] will be used to determine the customer`s incentive levels: [***].

All UPS Ground with Freight Pricing: The following service(s) will be used to determine the band of the customer: [***].

Rate Cap Summary:

UPS and Customer have mutually agreed to a maximum rate increase amount on the Standard List Rates and minimum shipment charges in accordance with the terms set forth below. The maximum rate increase amount only applies to Standard List Rates and not to any other surcharges, accessorials or fees. Should UPS increase its Standard List Rates (hereinafter a “General Rate Increase”), Customer’s incentives in Addendum B will be evaluated to determine if they need to be adjusted upward to maintain the maximum increase as listed in the table below (hereinafter the “Rate Cap Percentage”).

Any applicable incentive adjustments will be calculated using the specific impact of the General Rate Increase on Customer’s volume distribution. Customer’s volume distribution will be based on a sample of Customer’s business tendered to UPS. Should a statistically viable sampling not be available for a specific UPS product, UPS will calculate the applicable incentive adjustment using the announced General Rate Increase amount. If the General Rate Increase is used or if Customer’s actual shipping characteristics change, Customer’s effective rate increase may be greater or less than the Rate Cap Percentage.

If the incentive evaluation process determines that the Customer’s rate increase for a product is less than the Rate Cap Percentage, no adjustments to incentives will occur. Customer’s adjusted incentives, if any, will become Customer’s revised incentives and will apply to Customer thereafter. Notwithstanding anything to the contrary, the Rate Cap Percentage does not apply to any changes in additional charges. Additional charges are defined as fees for value added services, accessorial charges, other charges or surcharges.

When evaluating if any incentive adjustments are required as part of this agreement, UPS will adjust the Rate Cap Percentage to account for any changes in Standard List Rates that may occur as a result of an adjustment to the applicable fuel surcharge index. For example, if Customer’s rate cap is 5.0% and UPS increases Standard List Rates by an effective 6.0%, where 1.0% of the increase is part of a 1.0% net reduction in the fuel surcharge index, Customer will take the full 6.0% increase with the net effect being a 5.0% increase.

Year of Rate Increase
Service(s)	2014	2015	2016
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 18 of 20

Year of Rate Increase
Service(s)	2014	2015	2016
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

** Minimum shipment charges are capped (the net minimum shipment charge will not increase more than the negotiated rate cap). For products not indicated any applicable minimum shipment charge will float based on changes to the Standard List Rates.

Electronic PLD Bonus

The incentives detailed earlier in this Agreement include an Electronic PLD bonus up to the amount defined in the table below. Shipments tendered via non-Electronic PLD will not receive this bonus. At no point will non-application of the bonus result in net rates that exceed the published rates in effect at the time of shipment. The bonus will be applicable to all shipments paid for by accounts in this agreement.

Service(s)	Electronic PLD Bonus
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 19 of 20

Service(s)	Electronic PLD Bonus
[***]	[***]
[***]	[***]

The following methods of providing UPS shipment information will be considered non-electronic for this agreement: [***]. All other shipment information will be considered electronic PLD.

Notes:

(1)             Incentives are based on and derived from the most recently published Standard List Rates and adjusted periodically pursuant to the terms and conditions of the Carrier Agreement. Updated rate charts will be made available to Customer in January of subsequent contract years by contacting your UPS account executive. Rates applicable to UPS SurePost Service are set forth at www.ups.com/content/us/en/preferred/lws_index.html. Transportation charges for UPS SurePost packages will be included in any applicable Small Package Freight commitments.

(3)             For [***] services, the rolling average used to calculate the tier band will be based on [***] charges that will be one week behind the [***] charges used to calculate the tier.

[***]  Includes all available billing options and return services with the exception of [***] services. Please refer to the UPS Tariff/Terms and Conditions for additional information on available billing options.

[***]  The incentives will be extended to [***] where applicable for the zones listed.

[***]   The incentives will be extended to [***] where applicable for the zones listed.

[***]  Undeliverable Packages will be returned as specified in the UPS Terms and Conditions. Any incentives in effect at the time of shipment for the service in which an undeliverable package is shipped will be applied to the undeliverable package.

[***]  The incentives will be extended to [***] where applicable for the zones listed.

[***] The incentives will be extended to [***] where applicable for the zones listed.

*  [***] is committed based on net [***] charges.

***     Certain information on this page has been omitted and filed separately with the Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Addendum B Page 20 of 20